Exhibit 32.2
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with this annual report on Form 10-K of Thor Industries, Inc. for the period ended July 31, 2006, I, Walter L. Bennett, Chief Financial Officer of Thor Industries, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.	this Form 10-K for the period ended July 31, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this Form 10-K for the period ended July 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of Thor Industries, Inc.
Date: September 28, 2006

/S/ WALTER L. BENNETT
Walter L. Bennett
Chief Financial Officer
(principal financial and accounting officer)